                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                                RCM TECHNOLOGIES
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

[RCM Technologies LOGO]

        The Source of Smart Solutions                        Solutions:
                                                             -------------------
        RCM Technologies, Inc.                                 o  Business
        2500 McClellan Avenue                                -------------------
        Pennsauken, MNJ 08109                                  o  Technology
                                                             -------------------
        Tel: 856.486.1777                                      o  Resource
        Fax: 856.488.8833                                    -------------------
        info:@rcmt.com
        www.rcmt.com


                                        April 29, 2002

Dear Stockholder:

     You are cordially invited to attend the RCM Technologies, Inc. 2002 Annual Meeting of Stockholders. The meeting will be held at the Hilton Cherry Hill, 2349 W. Marlton Pike (Route 70), Cherry Hill, New Jersey 08002, on Thursday, June 20, 2002, at 6:00 p.m. local time. We look forward to personally greeting those stockholders able to attend.

     At the meeting, you will be asked to:

     o    elect two directors;

     o ratify our Board's appointment of Grant Thornton LLP as our independent auditors for our fiscal year ending December 31, 2002; and

     o consider all other matters which come before the meeting or any adjournment(s) of the meeting.

     These matters are discussed in greater detail in the accompanying Proxy Statement.

     Our Board of Directors recommends a vote:

     o    FOR the election of the directors we have nominated; and

     o FOR the ratification of the appointment of Grant Thornton LLP as our independent auditors.

     We encourage you to vote your shares regardless of the number of shares you own or whether you plan to attend the meeting. Please sign and date the enclosed proxy card promptly return it in the postage-paid envelope we have provided.

     We wish to thank you for your participation and support.



                                   Sincerely,


                                   /s/ Stanton Remer
                                   -----------------
                                   Stanton Remer
                                   Secretary

                             RCM TECHNOLOGIES, INC.
                             2500 McClellan Avenue
                                   Suite 350
                          Pennsauken, New Jersey 08109

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 20, 2002

                              --------------------


To Our Stockholders:

   The RCM Technologies, Inc. 2002 Annual Meeting of Stockholders will be held at the Hilton Cherry Hill, 2349 W. Marlton Pike (Route 70), Cherry Hill, New Jersey 08002, on Thursday, June 20, 2002, at 6:00 p.m. local time.

   The purposes of the meeting are to:

      1. Elect two Class C directors, each to serve until his term expires and until his successor is elected and qualified;

      2. Ratify our Board's appointment of Grant Thornton LLP as our independent auditors for our fiscal year ending December 31, 2002; and

      3. Transact such other business as may properly come before the meeting or any adjournment(s) of the meeting.

   We have fixed April 25, 2002 as the record date for determining the stockholders entitled to vote at the meeting. You are not entitled to notice of, or to vote at, the meeting if you were not a stockholder of record at the close of business on that date.

   You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, please sign, date and return the enclosed proxy to ensure that your shares will be represented at the meeting. Please return your proxy promptly in the enclosed envelope, which requires no postage if mailed within the United States. If you attend the meeting, you may vote your shares personally, even though you have sent in your proxy, if you revoke your proxy at or prior to the meeting.


                                                   By Order of the Board of
                                                   Directors,


                                                   /s/ Stanton Remer

                                                   Stanton Remer
                                                   Secretary


Pennsauken, New Jersey
April 29, 2002

                             RCM TECHNOLOGIES, INC.
                             2500 McClellan Avenue
                                   Suite 350
                          Pennsauken, New Jersey 08109

                              --------------------

                                PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 20, 2002


About this Proxy Statement

   Our Board of Directors is soliciting proxies to be used at our 2002 Annual Meeting of Stockholders. The meeting will be held at the Hilton Cherry Hill, 2349 W. Marlton Pike (Route 70), Cherry Hill, New Jersey 08002, on Thursday, June 20, 2002, at 6:00 p.m. local time. This proxy statement, the notice of annual meeting and the form of proxy will be mailed to stockholders beginning on or about April 29, 2002.

                               VOTING PROCEDURES

Who Can Vote

   Only RCM common stockholders at the close of business on the record date, April 25, 2002, may vote at the annual meeting. You are entitled to cast one vote for each share of RCM common stock you owned as of the record date. At the close of business on the record date, there were 10,571,761 shares of RCM common stock outstanding.

How You Can Vote

   You can vote by:

     o marking your proxy, dating and signing it, and returning it in the postage-paid envelope we have provided, or

     o  attending the meeting and voting in person.

How You Can Revoke Your Proxy or Change Your Vote

   You can revoke your proxy at any time before it is voted at the meeting by:

     o sending a written notice that you have revoked your proxy to our Secretary, Stanton Remer, at 2500 McClellan Avenue, Suite 350, Pennsauken, New Jersey 08109

     o  submitting a later-dated proxy card, or

     o attending the meeting, giving our Secretary written notice of your revocation and voting your shares.

   If a bank, broker or other holder of record holds your shares in its name, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote your shares at the meeting.

General Information on Voting

   A quorum must exist for voting to take place at the meeting. A quorum exists if holders of a majority of the outstanding shares of our common stock are present at the meeting in person or are represented at the meeting by proxy. Shares represented by a proxy marked "abstain" or "withheld" on any matter will be considered present at the meeting for purposes of determining whether there is a quorum, but will not be considered as votes FOR or AGAINST that matter. Shares represented by a proxy as to which there is a "broker non-vote" (that is, where a broker holding your shares in "street" or "nominee" name indicates to us on a proxy that you have not given the broker the discretionary authority to vote your shares on some or all matters to be voted on at the meeting), will be considered present at the meeting for purposes of determining a quorum but will not be voted on matters as to which there is a "broker non-vote."

   The director nominees will be elected by a plurality of the votes cast for the election of directors at the meeting. Thus, the two nominees who receive the most votes will be elected as directors. All other matters to be voted upon at the meeting must be approved by a majority of the votes cast on those matters.

   Shares that have been properly voted and not revoked will be voted at the meeting in accordance with the instructions on your proxy card. If you sign your proxy card but do not mark your choices, Leon Kopyt or Stanton Remer, the persons named on the enclosed proxy card, will vote the shares represented by your proxy card:

     o  FOR the persons we nominated for election as directors; and

     o FOR the ratification of our Board's appointment of Grant Thornton LLP as our independent auditors for our fiscal year ending December 31, 2002.

   If any other matters are properly presented at the meeting for consideration, Mr. Kopyt and Mr. Remer will have the discretion to vote on those matters for you. Currently, we are not aware of any such matters.

Costs of Solicitation

   We will pay for preparing, assembling and mailing this proxy statement. Our directors, officers and employees may solicit proxies through the mails, direct communication or otherwise. None of our directors, officers or employees will receive additional compensation for soliciting proxies. We may reimburse brokerage firms and other custodians, nominees or fiduciaries for their reasonable expenses for forwarding proxy and solicitation materials to stockholders.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                            DIRECTORS AND MANAGEMENT


Security Ownership of Certain Beneficial Owners

   The following table lists the persons we know to be beneficial owners of at least five percent of our common stock as of March 5, 2002 (unless another date is indicated):


                                                                    Approximate
                                                                    Percentage
                                                                  of Outstanding
    Name and Address of Beneficial Owner       Number of Shares    Common Stock
    ------------------------------------       ----------------    ------------
Leon Kopyt ................................       939,679 (1)           8.2%
   c/o RCM Technologies, Inc.
   2500 McClellan Avenue
   Suite 350
   Pennsauken, NJ 08109
Liberty Wanger Asset Management, L.P. .....     2,169,000 (2)          20.5%
   227 West Monroe Street
   Suite 3000
   Chicago, IL 60606
State of Wisconsin Investment Board .......     1,493,600 (3)          14.1%
   P.O. Box 7842
   Madison, WI 53707
FMR Corp. .................................     1,053,000 (4)          10.0%
   82 Devonshire Street
   Boston, MA 02109
Dimensional Fund Advisors Inc. ............       961,000 (5)           9.1%
   1299 Ocean Avenue
   11th Floor
   Santa Monica, CA 90401
Heartland Advisors, Inc. ..................       789,300 (6)           7.5%
   789 North Water Street
   Milwaukee, WI 53202
Wellington Management Company, LLP ........       630,500 (7)           6.0%
   75 State Street
   Boston, MA 02109

---------------
(1) Includes 850,000 shares issuable upon the exercise of options under our stock option plans. Also includes 77,579 shares as to which Mr. Kopyt has sole voting power in the election of directors. Mr. Kopyt disclaims beneficial ownership of these shares.

(2) Based on a Schedule 13G, dated February 14, 2002, filed with the Securities and Exchange Commission by Liberty Wanger Asset Management, L.P., a registered investment advisor, on behalf of itself, its general partner, Wanger Asset Management, Ltd., and its clients, Liberty Acorn Investment Trust and Wanger Advisors Trust. The Schedule 13G states that Wanger Asset Management, L.P. and Wanger Asset Management, Ltd. share voting and dispositive power as to all of these shares. The Schedule 13G also states that Liberty Acorn Trust has shared voting and dispositive power as to 786,000 of these shares, or 7.43% of RCM's outstanding common stock. The Schedule 13G also states that Wanger Advisors Trust has shared voting and dispositive power as to 753,000 of these shares, or 7.12% of RCM's outstanding common stock.

(3) Based on a Schedule 13G, dated January 15, 2002, filed with the Securities and Exchange Commission. The Schedule 13G states that the State of Wisconsin Investment Board has sole voting and dispositive power as to all of these shares.

                                             (Footnotes continued on next page)

(Footnotes continued from previous page)

(4) Based on a Schedule 13G, dated February 14, 2002, filed with the Securities and Exchange Commission by FMR Corp., a parent holding corporation, on behalf of itself, Edward C. Johnson III and Abigail P. Johnson. The Schedule 13G states that Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and a registered investment advisor, is the beneficial owner of all of these shares as a result of acting as investment adviser to various registered investment companies, including Fidelity Low Priced Stock Fund which owns all of the shares listed in the table. FMR Corp. and its chairman, Edward C. Johnson III, through FMR Corp.'s control of Fidelity Management & Research Company and Fidelity Low Priced Stock Fund, each have sole dispositive power as to all of these shares. The Schedule 13G also states that Fidelity Low-Priced Stock Fund's Board of Trustees has sole voting power as to all of these shares.

(5) Based on a Schedule 13G, dated January 30, 2002, filed with the Securities and Exchange Commission. The Schedule 13G states that Dimensional Fund Advisors, Inc. has sole voting and investment power as to all of these shares. Dimensional Fund Advisors, Inc. disclaims beneficial ownership of these shares.

(6) Based on a Schedule 13G, dated January 15, 2002, filed with the Securities and Exchange Commission. The Schedule 13G states that Heartland Advisors, Inc. has sole voting power as to 426,900 of these shares and sole dispositive power as to all of these shares.

(7) Based on a Schedule 13G, dated February 14, 2002, filed with the Securities and Exchange Commission. The Schedule 13G states that Wellington Management Company, LLP has shared voting and dispositive power as to all of these shares.

Security Ownership of Management

   The following table lists the number of shares of our common stock beneficially owned, as of March 5, 2002, by each director and director nominee, each of our executive officers, certain members of our senior management, and by our directors, nominees and executive officers as a group. In general, beneficial ownership includes those shares a person has the power to vote or transfer, as well as shares owned by immediate family members who live with that person.

                                                                    Approximate
                                                                    Percentage
                                                                  of Outstanding
   Name                                        Number of Shares    Common Stock
    ----                                       ----------------    ------------
   Leon Kopyt (1)..........................         939,679             8.2%
   Stanton Remer (2).......................         145,500             1.4%
   Brian A. Delle Donne (3)................          92,000                *
   Norman S. Berson (4)....................          85,000                *
   Robert B. Kerr (4)......................          87,000                *
   David Gilfor............................               0               --
   Dennis Berkey (5).......................               0               --
   Rocco Campanelli (6)....................          45,000                *
   Kenneth Kutz (7)........................          10,000                *
   Leonard Lufrano (8).....................          10,000                *
   Kevin D. Miller (9).....................         126,500             1.2%
   All directors and executive officers as
    a group (11 persons) (10)..............       1,540,679            12.9%

   ---------------
   * Represents less than one percent of our outstanding common stock.


                                             (Footnotes continued on next page)

(Footnotes continued from previous page)

(1) Includes 850,000 shares issuable upon the exercise of options under our stock option plans and 77,579 shares as to which Mr. Kopyt has sole voting power in the election of directors. Mr. Kopyt disclaims beneficial ownership of these shares.

(2) Includes 127,500 shares issuable upon the exercise of options under our stock option plans.

(3) Includes 80,000 shares issuable upon the exercise of options under our stock option plans and excludes 70,000 shares, issuable upon the exercise of options under our stock option plans, none of which were exercisable within 60 days after the record date.

(4) Includes 85,000 shares issuable upon the exercise of options under our stock option plans and excludes 15,000 shares, issuable upon the exercise of options under our stock option plans, none of which were exercisable within 60 days after the record date.

(5) Excludes 88,333 shares, issuable upon the exercise of options under our stock option plans, none of which were exercisable within 60 days after the record date.

(6) Includes 32,000 shares issuable upon the exercise of options under our stock option plans and excludes 52,000 shares, issuable upon the exercise of options under our stock option plans, none of which were exercisable within 60 days after the record date.

(7) Includes 10,000 shares issuable upon the exercise of options under our stock option plans.

(8) Includes 10,000 shares issuable upon the exercise of options under our stock option plans and excludes 93,333 shares, issuable upon the exercise of options under our stock option plans, none of which were exercisable within 60 days after the record date.

(9) Includes 106,500 shares issuable upon the exercise of options under our stock option plans.

(10) Includes 1,386,000 shares issuable upon the exercise of options under our stock option plans.

Voting Arrangements

   On February 5, 1996, we issued and sold 276,625 shares of our common stock to Limeport Investments, LLC in a private placement transaction. In conjunction with this transaction, Limeport granted Mr. Kopyt an irrevocable proxy entitling him to vote those shares solely in connection with the election of our directors. We believe, based on communication from Limeport, that as of March 5, 2002, Limeport beneficially owned 38,312 shares of our common stock as to which Mr. Kopyt continues to exercise sole voting authority.

   The former stockholders of Cataract, Inc. executed a voting trust agreement granting RCM the right to vote the shares of RCM's common stock the former Cataract stockholders received as part of the consideration given to them upon RCM's acquisition of Cataract. In 1998, the former Cataract stockholders executed irrevocable proxies in favor of Mr. Kopyt, giving him the power of attorney to vote the shares.

   In general, the proxies expire with respect to any shares of our common stock the former Cataract stockholders sell to third parties in public or private open market transactions. Further, the number of shares subject to the powers of attorney granted to Mr. Kopyt was reduced on August 30, 2001. After August 30, 2002, none of the shares will be subject to powers of attorney.

   If Mr. Kopyt ceases to serve as our Chairman, Chief Executive Officer and President, all proxies will expire immediately.

   Based on documentation provided to us by the former Cataract stockholders, we believe that as of March 5, 2002 the former Cataract stockholders had sold 194,511 shares of our common stock in open market transactions. Consequently, as of such date, we believe that Mr. Kopyt is the attorney-in-fact with respect to 39,267 shares of our common stock owned by former Cataract stockholders.

                                   PROPOSAL 1
                            ------------------------
                             ELECTION OF DIRECTORS

   Our Board of Directors is divided into three classes. Each of the three classes has two directors. Directors are elected to staggered three-year terms and will serve until their successors have been elected and qualified.

   The terms of our Class C directors, Leon Kopyt and Stanton Remer, expire at this year's annual meeting. The Class A directors, Norman S. Berson and Brian
A. Delle Donne, will serve until the annual meeting in 2003. The Class B directors, Robert Kerr and David Gilfor, will serve until the annual meeting in 2004.

   Two Class C directors will be elected at this year's annual meeting to serve for three-year terms expiring at our annual meeting in 2005. Our Board has nominated Leon Kopyt and Stanton Remer to serve as Class B directors. Both Mr. Kopyt and Mr. Remer have consented to serve a term on our Board of Directors. The persons named as proxy holders on the enclosed proxy card, Mr. Kopyt and Mr. Remer, intend to vote FOR the election of Mr. Kopyt and Mr. Remer unless you mark a contrary instruction on your proxy card. Unless you indicate otherwise on your proxy card, if either Mr. Kopyt or Mr. Remer is unable to serve as a director at the time of this year's annual meeting, Mr. Kopyt or Mr. Remer will vote FOR the election of another person that the Board may nominate in his place.

   OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF LEON KOPYT AND STANTON REMER AS CLASS C DIRECTORS.

Nominees for Election as Director

Class C Director Nominees
-------------------------
Leon Kopyt, Director Since 1991, Age 57

   Mr. Kopyt has been our President, Chief Executive Officer and Chairman of the Board since 1992. Previously, Mr. Kopyt served as our Chief Financial Officer and Treasurer from 1992 to 1994, and as our Chief Operating Officer from May 1990 to January 1992.

Stanton Remer, Director Since 1992, Age 52

   Mr. Remer has been our Chief Financial Officer, Secretary and Treasurer since 1994. Mr. Remer is a Certified Public Accountant.

Current Board Members

Class A Directors
-----------------
Norman S. Berson, Director Since 1987, Age 75

   Mr. Berson has been a shareholder in the law firm of Fineman & Bach, P.C. of Philadelphia, Pennsylvania since 1981. Previously, Mr. Berson was a member of the House of Representatives of the Commonwealth of Pennsylvania for 16 years.

Brian A. Delle Donne, Director Since 2000, Age 45

   Mr. Delle Donne has been our Chief Operating Officer since June 1999 and served as our Executive Vice President of Operations from April 1998 to June 1999. Mr. Delle Donne served as President of Knight Facilities Management, a global planning, engineering and management consulting firm from 1997 to 1998 where he was responsible for strategic outsourcing services. From 1989 to 1995, Mr. Delle Donne served as Senior Vice President of Ogden Projects, Inc. and as President and Chief Operating Officer of its subsidiary, Ogden Environmental Services. Mr. Delle Donne currently serves on the Board of Directors of UMS Group, Inc., a privately held international management consulting firm providing services to power utilities around the world.

Class B Directors
-----------------
Robert B. Kerr, Director Since 1994, Age 59

   Mr. Kerr is a founding partner of Everingham & Kerr, Inc., a merger & acquisition consulting firm located in Haddon Heights, New Jersey, which has served small and medium-sized manufacturing, distribution and service businesses since 1987.

David Gilfor, Director Since 2001, Age 54

   Mr. Gilfor was appointed by the Board of Directors on December 21 2001 to fill a board vacancy resulting from the death of Woodrow B. Moats, Jr. Mr. Gilfor is a member of the information technology department of Goldenberg Rosenthal, LLP, a regional accounting and consulting firm located in Jenkintown, Pennsylvania. Previously, Mr. Gilfor was the owner of a computer networking and distributing firm located in Philadelphia, Pennsylvania.

                             OUR EXECUTIVE OFFICERS


   The following table lists our executive officers as of December 31, 2001 and certain members of our senior management. Our Board elects our executive officers annually for terms of one year and may remove any of our executive officers with or without cause.

                 Name                          Age                              Position
                 ----                          ---                              --------
   Executive Officers:
   Leon Kopyt...........................       57       Chairman, Chief Executive Officer,
                                                        President and Director
   Stanton Remer........................       52       Chief Financial Officer, Treasurer,
                                                        Secretary and Director
   Brian A. Delle Donne.................       45       Chief Operating Officer

   Senior Management:
   Dennis Berkey........................       53       Senior Vice President
   Rocco Campanelli.....................       51       Executive Vice President
   Kenneth Kutz.........................       60       Senior Vice President
   Leonard Lufrano......................       51       Senior Vice President
   Kevin D. Miller......................       35       Senior Vice President

   The business experience of Messrs. Kopyt, Remer and Delle Donne is summarized in "Proposal 1 - Election of Directors."

   Dennis Berkey has served as a Senior Vice President of RCM since May 1999. Previously, Mr. Berkey was a founder of Business Support Group of Michigan, Inc., a business we acquired in 1999. Mr. Berkey has in excess of 15 years of experience in software development, information systems management, ERP consulting and related project management.

   Rocco Campanelli has served as an Executive Vice President of RCM since June 1999. From September 1995 until June 1999, Mr. Campanelli served as a Senior Vice President of RCM and our General Manager of Professional Engineering. Previously, Mr. Campanelli was a Senior Vice President of Operations and Marketing for Cataract, Inc., a business we acquired in August 1995. From the time he joined Cataract in 1988 until August 1995, Mr. Campanelli held the position of Northeast Regional Manager and Vice President of Operations.

   Kenneth Kutz has served as a Senior Vice President of RCM since January 1997. Mr. Kutz has over 30 years of Information Technology sales and marketing experience with IBM, Control Data and Camax Systems as well as Programming Alternatives of Minnesota, Inc., a business acquired by RCM in January 1997. Mr. Kutz has managed business units that sold software, computer services and professional services in the United States, Canada, Europe and the Far East.

   Leonard Lufrano has served as a Senior Vice President of RCM since August 1999. From 1995 to July 1999, Mr. Lufrano was President and Founder of Seaview Consulting, Inc., a business we acquired in August 1999. Mr. Lufrano previously served as a founding partner of Funaro-Lufrano Associates, Inc. for the period 1973 to 1994 where his responsibilities included management, marketing, strategic development and business planning.

   Kevin D. Miller has served as a Senior Vice President of RCM since January 1998. Previously, Mr. Miller was a consultant to RCM from July 1997 through December 1997. From 1996 until July 1997, Mr. Miller served as an Associate in the corporate finance department of Legg Mason Wood Walker, Incorporated. From 1995 to 1996, Mr. Miller was a business consultant for the Wharton Small Business Development Center. Mr. Miller previously served as a member of both the audit and corporate finance groups at Ernst & Young, LLP. Mr. Miller is a Certified Public Accountant.

                             EXECUTIVE COMPENSATION

Summary of Executive Compensation

   The following table lists cash and other compensation paid to, or accrued by us for, our chief executive officer and each of the persons who, based upon total annual salary and bonus, was one of our other four most highly compensated executives for our fiscal year ended December 31, 2001. The information is presented for each individual for our last three fiscal years.

                           Summary Compensation Table

                                                                                                                Long-Term
                                                                      Annual Compensation                      Compensation
                                                             --------------------------------------    ----------------------------
                                                                                                         Awards
                                                                                                       Securities
                                                                                                       Underlying
                                                   Fiscal                             Other Annual      Options/       All Other
Name and Principal Position                         Year      Salary      Bonus     Compensation(1)       SARs      Compensation(2)
---------------------------                        ------    --------   --------    ---------------    ----------   ---------------
Leon Kopyt .....................................    2001     $400,000   $100,000           0                  0         $10,689
President and CEO                                   2000      350,000    236,399           0            100,000          11,930
                                                    1999      350,000    260,965           0             60,000          13,318

Brian A. Delle Donne ...........................    2001     $300,000   $ 50,000                              0         $10,869
Chief Operating Officer                             2000      240,865    125,000           0            100,000           9,798
                                                    1999      186,538    100,000           0             20,000           5,750

Stanton Remer ..................................    2001     $175,000   $ 35,000           0                  0         $ 4,791
CFO, Treasurer and Secretary                        2000      150,000     94,559           0             75,000           4,627
                                                    1999      125,000    114,202           0             30,000           4,173

Rocco Campanelli ...............................    2001     $150,000   $276,095           0             37,000         $ 6,317
Executive Vice President                            2000      140,000     89,295           0             15,000           9,798
                                                    1999      101,135    132,438           0                  0           5,750

Kevin D. Miller ................................    2001     $200,000   $ 30,000           0                  0         $ 1,414
Senior Vice President                               2000      175,000     80,000           0             75,000           1,408
                                                    1999      120,000     30,000           0             30,000           1,250

---------------

(1) During fiscal 1999, 2000 and 2001, certain of the officers named in this table received personal benefits not reflected in the amounts of their respective annual salaries or bonuses. The dollar amount of these benefits did not, for any individual in any fiscal year, exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for that individual in any year.

(2) This amount represents (i) premiums we paid for life and disability insurance on certain of the officers named in this table as follows: Leon
     Kopyt: 2001-$0, 2000-$2,357, and 1999-$7,568; and Stanton Remer: 2001-$0,
     2000-$3,377 and 1999-$2,923, (ii) premiums we paid for medical insurance for Leon Kopyt and Brian A. Delle Donne of $9,300 each and for Rocco Campanelli of $4,900 (iii) matching contributions we made during our fiscal years ended December 31, 2001, 2000 and October 31, 1999 up to a maximum of $1,250 for each of the officers named in this table in accordance with RCM's retirement savings plan adopted pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

Options Granted to Our Executives in Fiscal 2001

   The following table lists information on the options to purchase our common stock we granted to our executive officers and certain members of our senior management during our fiscal year ended December 31, 2001. During our fiscal year ended December 31, 2001, we did not grant any other options to any of our executive officers or members of our senior management listed in the summary compensation table of this proxy statement. We have never granted any stock appreciation rights.

                        OPTION/SAR GRANTS IN FISCAL 2001


                                                                                                                     Potential
                                                                                                                     Realizable
                                                                         Individual Grants                        Value at Assumed
                                                      -------------------------------------------------------     Annual Rates of
                                                       Number of      % of Total                                    Stock Price
                                                      Securities     Options/SARs                                   Appreciation
                                                      Underlying      Granted to    Exercise or                  For Option Term(1)
                                                     Options/SARs    Employees in    Base Price    Expiration    ------------------
Name                                                    Granted      Fiscal Year       ($/SH)         Date         5%         10%
----                                                 ------------    ------------   -----------    ----------    -------   --------
Leon Kopyt .......................................           0             --                --           --          --         --
Stanton Remer ....................................           0             --                --           --          --         --
Brian A. Delle Donne .............................           0             --                --           --          --         --
Rocco Campanelli .................................      37,000(2)        6.2%        $3.06-3.25      9/25/11     $74,191   $188,014
Kevin D. Miller ..................................           0             --                --           --          --         --

---------------

(1) Potential realizable value is reported net of option exercise price but before taxes associated with exercise. These amounts represent assumed rates of appreciation only. Actual gains, if any, on the options are dependent upon the future performance of our common stock, and the amounts reflected in the table will not necessarily be achieved.

(2) These options are exercisable upon the achievement of certain levels of operating performance.

       OPTION EXERCISES IN FISCAL 2001 AND FISCAL YEAR-END OPTION VALUES

   The following table lists the number of options exercised during our fiscal year ended December 31, 2001 and the number and value of options held by our executive officers and certain members of our senior management at the end of our fiscal year ended December 31, 2001. No other options were exercised, during our fiscal year ended December 31, 2001 by any of our executive officers or members of our senior management listed in the summary compensation table of this proxy statement. RCM does not have any outstanding stock appreciation rights. The values listed relate solely to outstanding stock options.

                                                                              Number of Securities          Value of Unexercised
                                                                             Underlying Unexercised             In-the-Money
                                                                                  Options/SARs                  Options/SARs
                                                   Shares                      at Fiscal Year-End           at Fiscal Year-End(1)
                                                  Acquired      Value      ---------------------------    -------------------------
Name                                            on Exercise    Realized   Exercisable    Unexercisable    Exercisable   Unexercised
----                                            -----------    --------   -----------    -------------    -----------   -----------
Leon Kopyt ..................................        0            $0        850,000               0        $170,000       $
Stanton Remer ...............................        0             0        127,500          37,500        $              $
Brian A. Delle Donne ........................        0             0         80,000          70,000        $              $
Rocco Campanelli ............................        0             0         32,000          52,000        $              $55,930
Kevin D. Miller .............................        0             0        106,500          37,500        $              $

---------------

(1) These values represent the difference between the closing price of our common stock on The Nasdaq National Market on December 31, 2001 and the exercise price of each option, multiplied by the number of shares underlying each option.

Compensation of Directors

   Our employee directors do not receive any compensation for serving on our Board or its committees, other than the compensation they receive for serving as employees of RCM.

   The Board of Directors has approved a compensation package, which became effective in May 2000. Under the arrangement, each non-employee director receives a retainer fee of $24,000 per year as compensation for the director's service on the Board.

   In addition to the retainer fee, each eligible director is paid meeting attendance fees of $750 for each Board Meeting and $300 for each Committee Meeting held on a date other than the date of a Board Meeting.

   Directors are also eligible to receive options to purchase our common stock and stock appreciation rights under our stock option plans.

Employment Agreements

   We have an employment agreement with Leon Kopyt, which pays him an annual base salary of $400,000. The employment agreement also provides Mr. Kopyt with vacation time and other customary benefits. The agreement provides that Mr. Kopyt's annual bonus will be based on our EBITDA, defined as earnings before interest, taxes, depreciation and amortization.

   Mr. Kopyt's employment agreement is for a term of three years. The term of the Agreement automatically extends each year for an additional one-year period. The Agreement is terminable upon Mr. Kopyt's death or disability, or the termination of Mr. Kopyt for cause.

Change in Control and Termination of Employment Arrangements for Mr. Kopyt

   Mr. Kopyt has an agreement with us, which provides him with benefits upon a change in control of RCM. The remaining term of Mr. Kopyt's employment is extended for five years upon a change in control. If, during the term of Mr. Kopyt's employment following a change in control, RCM terminates Mr. Kopyt's employment other than for cause, or Mr. Kopyt terminates his own employment for good reason, the provisions below will apply. The agreement includes as "good reason," among other things, a material change in Mr. Kopyt's salary, title or reporting responsibilities, or a change in RCM's office location, which requires Mr. Kopyt to relocate.

     o RCM must pay Mr. Kopyt a lump sum equal to the total amount of his salary and bonus for the remainder of the five-year term.

     o The exercise price of the 500,000 options granted to Mr. Kopyt under our 1996 Executive Stock Plan will be reduced to 50% of the average market price of our common stock for the 60 days prior to the date of termination if that price is less than the original $7.125 per share exercise price of the options.

     o RCM must pay to Mr. Kopyt an amount equal to the sum of all penalties he is assessed (including excise taxes imposed on certain parachute payments) and taxes he incurs as a result of the benefits he will receive under the agreement.

                      EQUITY COMPENSATION PLAN INFORMATION

   The following table provides information regarding our compensation plans under which our equity securities are authorized for issuance. The information provided is as of December 31, 2001.


                                                                                                              Number of Securities
                                                                                                            Remaining Available for
                                                            Number of Securities                             Future Issuance Under
                                                             to be Issued Upon         Weighted-average       Equity Compensation
                                                          Exercise of Outstanding     Exercise Price of         Plans (Excluding
Plan Category                                                Options, Warrants       Outstanding Options,     Securities Reflected
-------------                                                    and Rights          Warrants and Rights          in Column 2)
                                                          -----------------------    --------------------   -----------------------
Equity Compensation Plans Approved by Security
  Holders.............................................           2,415,780                  $7.51                   799,665
Equity Compensation Plans Not Approved by Security
  Holders.............................................                  --                     --                        --
                                                                 ---------                  -----                   -------
   Total..............................................           2,415,780                  $7.51                   799,665
                                                                 =========                  =====                   =======

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS


   The graph below is presented in accordance with SEC requirements. You should not draw any conclusions from the data in the graph, because past results do not necessarily predict future stock price performance. The graph does not represent our forecast of future stock price performance.

   The graph below compares our total stockholder return over the five-year period ended December 31, 2001, to the cumulative total return of two indices over the same period: the University of Chicago Graduate School of Business CRSP Total Return Index for the Nasdaq Stock Market, referred to in the graph as the Nasdaq Composite, and a peer group of staffing companies that we selected in good faith. In developing the index, each company we selected is weighted based on its market capitalization measured on December 31, 2001.

   The corporations making up the peer group are those listed below.

      Alternative Resources Corp.         Butler International, Inc.
      Headway Corporate Resources Inc.    Judge Com, Inc.
      Kelly Services, Inc.                Modis Professional Services, Inc.
      Olsten Corp.                        Renaissance Worldwide, Inc.
      SCB Computer Technology, Inc.       Spherion Corp.


                               [GRAPHIC OMITTED]


   The graph assumes that $100 was invested on December 31, 1996 in each of our common stock, the Nasdaq Composite and the peer group index, and that all dividends were reinvested.


Total Return Analysis                           1996      1997      1998      1999      2000      2001
---------------------                          ------    ------    ------    ------    ------    ------
RCM Technologies, Inc. .....................   $100.0    $194.3    $302.9    $197.1    $ 41.4    $ 53.7
Nasdaq Composite ...........................    100.0     122.5     172.7     320.8     193.0     153.1
Peer Group .................................    100.0     114.5      77.5      75.7      34.0      37.5

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT


   We believe that, during our fiscal year ended December 31, 2001, our executive officers and directors made all required filings under Section 16(a) of the Securities Exchange Act on a timely basis. Our belief is based solely on:

     o our review of copies of forms filed pursuant to Section 16(a) and submitted to us during and with respect to our fiscal year ended December 31, 2001 and

     o representations from our executive officers and directors that no Forms 5 were required for those persons.


                         BOARD MEETINGS AND COMMITTEES

Meetings held in Fiscal 2001*

   Our Board of Directors has an executive committee, an audit committee and a compensation committee. The committees report their actions to the full Board at the Board's next regular meeting. The following table shows on which of our Board's committees each of our directors served, and the number of meetings held by each of our Board's committees, during our fiscal year ended December 31, 2001.


                                                           Committee
Board Member                                  Executive      Audit     Compensation
------------                                  ---------    ---------   ------------
Leon Kopyt................................        X
Stanton Remer.............................        X
Brian A. Delle Donne .....................        X
Norman S. Berson .........................                     X
David Gilfor(1)...........................                     X             X
Robert B. Kerr............................                     X             X

---------------

(1) Mr. Gilfor was appointed to the Audit and Compensation Committees on January 8, 2002.

* Our Board of Directors held three meetings in our fiscal year ended December 31, 2001. Each of our directors attended all of those meetings and all meetings of the committees on which he served. Our Board took other actions during our fiscal year ended December 31, 2001 by consent resolution.

General Duties of Each Committee

   The general duties of each committee are as follows:

   Executive Committee

   o  acts on behalf of our Board between meetings of the Board

   Audit Committee

   o reviews our financial and accounting practices, controls and results, reviews the scope and services of our auditors and recommends independent auditors to us

   o  see "Report of the Audit Committee"

   Compensation Committee

   o  determines the compensation of our officers and employees

   o  administers our stock option plans

   o  See "Report of the Compensation Committee"

   Our Board of Directors does not have a nominating committee. Our directors recommend nominees for the election of directors, executive officers and committee members.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

   The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graph by reference therein.

   This report summarizes the functions and philosophical principles of the compensation committee, the compensation components of RCM's executives and other factors the compensation committee considers in determining the compensation of RCM's executives.

Functions of the Committee

   The compensation committee's primary functions include:

     o reviewing, approving and determining the salaries, bonuses and other benefits of RCM's directors, executive officers and senior management

     o recommending to RCM's Board amendments to existing stock option plans and the adoption of new stock option plans

     o negotiating, reviewing, approving and determining the adoption of, or amendments to, any compensatory plans, arrangements or agreements between RCM and its executives, and

     o  establishing and reviewing management perquisites.

Compensation Philosophy

   The Company's compensation program for executives consists of three key elements:

     o  a base salary

     o  a performance-based annual bonus, and

     o  periodic grants of stock options

   Under this approach, compensation for executives involves a high proportion of pay that is "at risk"- namely, the annual bonus and stock options. The variable annual bonus is also based, in significant part, on Company performance. Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company's shareholders. We believe that this three-part approach best serves the interests of the Company and its shareholders. It enables the Company to meet the requirements of the highly competitive environment in which we operate while ensuring that executive officers are compensated in a way that advances both the short- and long-term interests of shareholders.

Components of Compensation

   The compensation committee generally structures RCM executives' compensation through a combination of the following:

     o Base Salary: As a general rule, the compensation committee establishes base salaries for RCM's executives based upon the individual's performance and contribution to RCM. The Committee takes into account base salaries of executives in comparable positions in companies similar to RCM. Some of RCM's executives are parties to employment agreements. The salaries of those executives are based on their agreements.

     o Annual Incentives: The compensation committee provides annual incentive awards to RCM's executives to reward their contributions to RCM. Mr. Kopyt's bonus is based solely on RCM's EBITDA. Mr. Remer's bonus is determined based on a combination of EBITDA and certain other factors at the discretion of the chief executive officer. The bonuses of all other executives are determined based on RCM's operating income and certain other factors at the discretion of the chief executive officer, based on the guidelines established by the compensation committee.

     o Long-Term Incentive Compensation: The compensation committee periodically grants stock options and other RCM securities to RCM executives. The compensation committee intends the grants to be a significant portion of the total executive compensation. The grants are designed to align the interests of each RCM executive with those of the stockholders, and provide each executive with a significant incentive to manage RCM from the perspective of an owner with an equity stake in the business. Grants typically permit executives to acquire RCM's common stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (usually up to ten years). The grants provide a return to the executive only if the market price of the shares appreciates over the option term.

   The compensation committee bases the size of each executive's option grant upon the executive's:

     o  position with RCM

     o  potential for future responsibility over the option term

     o  performance in recent periods, and

     o  current holdings of RCM stock and options.

   The compensation committee believes that RCM's financial performance is a better indicator of executive achievement than its stock price. The compensation committee examines a number of financial indicators in assessing RCM's performance, including:

     o  net sales

     o  operating income

     o  net income, and

     o  earnings per share

   The compensation committee does not base compensation decisions upon any precise formula or accord any one factor greater weight than the other factors.

Compensation of Leon Kopyt, RCM's Chief Executive Officer

   Leon Kopyt, RCM's Chief Executive Officer, participates in the same programs as RCM's other executives, and receives compensation based on: the same factors as RCM's other executives, his employment agreement and a termination benefits agreement. Mr. Kopyt's overall compensation reflects his degree of policy and decision-making authority and his level of responsibility with respect to RCM's strategic direction and financial and operational results.
Mr. Kopyt's compensation was determined based on a study of the compensation of chief executive officers of other companies in the information technology industry, which have financial and corporate characteristics similar to those of RCM. Mr. Kopyt's compensation components for RCM's fiscal year ended December 31, 2001 were as follows:

     o  Base Salary: Mr. Kopyt received a base salary of $400,000.

     o Annual Incentive: Pursuant to Mr. Kopyt's incentive compensation arrangement, Mr. Kopyt received a $100,000 bonus for the fiscal year ended December 31, 2001.

     o Long-Term Incentive: Mr. Kopyt did not receive any stock option awards during the fiscal year ended December 31, 2001.

Deductibility Of Executive Compensation

   Section 162(m) of the Internal Revenue Code limits the amount of executive compensation RCM may deduct for federal income tax purposes. In general,
Section 162(m) only allows a publicly held corporation to deduct up to one million dollars per year of compensation paid to certain executives. The executives whose compensation is subject to limitation under Section 162(m) are those executives who, as of the close of a corporation's taxable year, are either the chief executive officer (or an individual acting in such capacity), or an executive whose compensation is required to be reported to shareholders under the Securities Exchange Act of 1934 by reason of that executive being among the four highest compensated officers of a corporation for the taxable year (other than the chief executive officer). Performance-based compensation is not, however, subject to this deduction limitation if it meets certain requirements. One of the requirements is that performance-based compensation be payable only on the attainment of performance goals that have been approved by a corporation's stockholders. Compensation attributable to the exercise of options that are granted with an exercise price at or above the fair market value of the stock subject to the option under a stockholder-approved stock option plan meeting certain requirements is also qualified as performance-based compensation. The compensation committee has generally attempted to structure the compensation it pays to RCM's executives subject to Section 162(m) so that compensation that would exceed the one million dollar limitation otherwise imposed under Section 162(m) will qualify for the exemption noted above for performance-based compensation.

   Respectfully submitted by the members of the Compensation Committee of the Board of Directors:


                                  David Gilfor
                                  Robert B. Kerr


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   Our compensation committee consists of David Gilfor and Robert B. Kerr. Neither Mr. Gilfor nor Mr. Kerr is or has been an officer or employee of RCM or any of its subsidiaries.

                                   PROPOSAL 2
                            ------------------------
            RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

   On the recommendation of our management, the Board of Directors has selected Grant Thornton LLP to act in the capacity of independent auditors for the current fiscal year. Ratification and approval by the stockholders will be sought by the Board of Directors for the selection of Grant Thornton LLP as independent auditors to audit our accounts and records for the fiscal year ending December 31, 2002, and to perform other appropriate services. The affirmative vote of a majority of the outstanding shares of our voting stock is required to ratify the selection of Grant Thornton LLP. In the event that a majority of the shares voted at the Annual Meeting do not vote for ratification of the selection of Grant Thornton LLP, the Board of Directors will reconsider such selection.

   Audit Fees. Audit fees billed to us by Grant Thornton LLP during 2001 for audit and review of our annual financial statements and those financial statements included in our quarterly reports on Form 10-Q totaled $76,000.

   Financial Information Systems Design and Implementation Fees. We did not engage Grant Thornton LLP to provide advice to us regarding financial information systems design and implementation during 2001.

   All Other Fees. Fees billed to us by Grant Thornton LLP during 2001 for all other non-audit services rendered to us, including tax related services, totaled $14,185.

   The Audit Committee has considered whether Grant Thornton LLP's provision of services other than professional services rendered for the audit and review of our annual financial statements is compatible with maintaining Grant Thornton LLP's independence, and has determined that it is so compatible.

   The Audit Committee has been informed by Grant Thornton LLP that less than 50 percent of the hours expended on Grant Thornton LLP's engagement to audit our financial statement for the fiscal year ended December 31, 2001 were attributed to work performed by persons other than Grant Thornton LLP's full-time, permanent employees.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT AUDITORS FOR FISCAL 2002.

   The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report by reference therein.


                         REPORT OF THE AUDIT COMMITTEE

   The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

   The Committee met four times during fiscal 2001 to carry out its responsibilities. The Committee schedules it's meeting with a view to ensuring that it devotes appropriate attention to all its tasks.

   As part of its oversight of the Company's financial statements, the Audit Committee reviewed and discussed with both management and the Company's outside auditors all financial statements prior to their issuance. Management advised the Committee in each case that all financial statements were prepared in accordance with generally accepted accounting principles, and reviewed significant accounting issues with the Committee. These reviews included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

   The Committee also discussed with Grant Thornton LLP matters relating to its independence, including a review of audit and non-audit fees and the disclosures made to the Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

   In addition, the Committee reviewed major initiatives and programs aimed at strengthening the effectiveness of the Company's internal control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company's internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

   Taking all of these reviews and discussions into account, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

   All members of the Audit Committee are independent, as independence is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

                                Audit Committee

                             Robert B. Kerr (Chair)
                                Norman S. Berson
                                  David Gilfor

                             STOCKHOLDER PROPOSALS

   Stockholders may submit proposals to be considered for inclusion in the proxy materials for our annual meetings. For your proposal to be included in the proxy materials for our 2003 annual meeting:

   o you must submit your proposal in writing to Stanton Remer, Secretary, RCM Technologies, Inc., 2500 McClellan Avenue, Suite 350, Pennsauken, New Jersey 08109;

   o Mr. Remer must receive your proposal no later than February 20, 2003; and

   o your proposal must comply with the rules and regulations of the SEC.

   You may wish to present a proposal at our 2003 annual meeting but not have the proposal included in our proxy materials relating to that meeting. You must notify our Secretary of such proposal. If we do not receive notice of your proposal by May 6, 2003 the proposal will be deemed "untimely" for the purposes of Rule 14a-4(c) of the Securities Exchange Act of 1934. If the proposal is deemed "untimely," the persons named as proxies in next year's proxy materials will be entitled to vote in their discretion with respect to the proposal.

                                        By Order of the Board of Directors,


                                        /s/ Stanton Remer

                                        Stanton Remer
                                        Secretary

April 29, 2002

                             RCM TECHNOLOGIES, INC.
                              25M McCLELLAN AVENUE
                                    SUITE 350
                          PENNSAUKEN, NEW JERSEY 08109

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                       BOARD OF DIRECTORS OF THE COMPANY

The undersigned, a stockholder of RCM Technologies, Inc., a Nevada corporation (the " Company"), hereby appoints Leon Kopyt and Stanton Remer, and each of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to vote and otherwise act on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Hilton Cherry Hill, 2349 W. Marlton Pike (Route
70), Cherry Hill, New Jersey 08002 on Thursday, June 20, 2002, at 6:00 p.m. local time, and at any adjournment or adjournments thereof, with respect to all shares of the Company's Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, on the following matters:



Please mark your
[X] votes as in this example.

                                                     FOR both nominees listed at
                                                     right (except as marked to the
                                                     contrary below)             WITHHELD


1.   The election of two Class C                     [   ]                         [   ]
     directors, each to serve
     until the expiration of his
     term and until his successor is                            Nominees:
     elected and qualified or                                   Leon Kopyt
     until his earlier resignation
     or removal.                                                       Stanton Remer


INSTRUCTION. To withhold authority to vote for any
individual nominee, write that nominee's name on
the line below.
------------------------------------------------------

2.   Ratification of the appointment by the
     Board of Directors of Grant Thornton LLP
     as independent auditors for the Company
     for the fiscal year ending December 31, 2002    [   ]          [   ]          [   ]


3.   In their discretion, the named proxies are
     authorized to vote upon such other matters as
     may properly come before the meeting or any
     adjournment(s) thereof                          [   ]          [   ]          [   ]


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE
UNDERSIGNED STOCKHOLDER. IF THE STOCKHOLDER GIVES NO DIRECTION, THE PROXY
WILL BE VOTED " FOR" ALL NOMINEES FOR DIRECTOR, "FOR" PROPOSAL #2, AND IN THE
PROXIES' DISCRETION ON ANY OTHER MATTERS TO COME BEFORE THE MEETING.

Signature(s)                                               Dated: ________, 2002

PLEASE DATE THIS PROXY AND SIGN ABOVE exactly as your name appears on this Proxy. If more than one person owns the shares, each owner should sign. If you are signing this proxy as an attorney, administrator, executor, guardian or trustee, please include your title. If you are signing this proxy on behalf of a corporation, please include your title.